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                              ING SERIES FUND, INC.
                               ING Government Fund

                       Supplement Dated December 20, 2004
         To the Classes A, B and C Prospectus and the Class I Prospectus
                              dated August 1, 2004


On December 15, 2004, the Board of Directors ("Board") of ING Series Fund, Inc. on behalf of ING Government Fund approved the following changes to the Prospectus disclosure:

1. The following paragraph is added after the third paragraph of the section entitled "Investment Strategy" on page 6 of each Prospectus:

         The Fund may also invest up to 20% of its assets in non-government securities including corporate debt, derivatives, non-agency mortgage-backed, asset-backed, or foreign securities.

2. The following risks are added to the section entitled "Risks" on page 6 of each Prospectus :


         RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

         RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

3) The sub-section entitled "ING Government Fund" in the section entitled "Management of the Funds" found on page 20 of the Classes A, B and C Prospectus and page 16 of the Class I Prospectus is hereby deleted and replaced with the following:


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         ING GOVERNMENT FUND

         The Fund has been managed by a team of investment professionals led by James B. Kauffmann since July 2003. Mr. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

4) The following risks are added to the section entitled "Principal Risks" found on page 22 of the Classes A, B and C Prospectus and page 18 of the Class I Prospectus:

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ING GOVERNMENT FUND). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

         BORROWING (ING GOVERNMENT FUND). Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

      In addition, "ING Government Fund" is added to the "Derivatives" risk found on page 22 of the Classes A, B and C Prospectus and page 18 of the Class I Prospectus.

5) The risks entitled "Reverse Repurchase Agreements and Dollar Rolls" and "Borrowing" are deleted from the section entitled "Other Risks" found on page 24 of the Classes A, B and C Prospectus and page 20 of the Class I Prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE